First Trust Merger Arbitrage Fund

Class A Shares – VARAX

Class I Shares – VARBX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated August 24, 2022, to the

Statement of Additional Information (“SAI”)

dated February 1, 2022, as amended.

Effective immediately, the following is added under the section entitled “Portfolio Holdings Information” beginning on page B-48 of the SAI:

Portfolio Data. The Trust or the Fund’s Advisor may disclose selected information and commentary about the Fund’s portfolio holdings that does not identify specific portfolio holdings (“Portfolio Data”) in writing to third parties as of the end of the most recent calendar month no earlier than ten calendar days after the end of such calendar month, if such disclosure is approved by the Chief Compliance Officer of the Trust (“Trust’s CCO”). Portfolio Data may include, but is not limited to, information about how the Fund’s investments are generally allocated among asset classes, economic sectors, sub-advisors, industries, countries, and other general fundamental characteristics (e.g., average spread, market capitalization). For fixed income holdings, Portfolio Data may include information about types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may be provided to current shareholders; persons considering investing in the Fund, including consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisors; rating and ranking organizations; and members of the press.

The Trust’s CCO may approve a request to provide Portfolio Data as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of the Fund prior to the Fund’s public disclosure of its portfolio holdings and (ii) the Trust or the Advisor, as applicable, has made a good faith determination that the requested information is not material given the particular facts and circumstances. The Trust’s CCO may deny any request to provide Portfolio Data about the Fund made by any person for any reason.

Please retain this Supplement with your records.